SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT TO REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 18, 1996
                Date of Report (Date of earliest event reported)


                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


        Minnesota                        0-21534                41-1663712
(State or other jurisdiction        (Commission File No.)  (IRS Employer ID No.)
    of incorporation)


                             724 First Street North
                          Minneapolis, Minnesota 55401
                    (Address of principal executive offices)


                                 (612) 338-3300
              (Registrant's telephone number, including area code)

The undersigned registrant hereby amends the following items, financial statements, pro forma financial information and exhibits, if any, or other portions of its Form 8-K Report filed June 18, 1996, as set forth in the pages attached hereto.



         Item 7.  Financial Statements and Exhibits.

                  (a)  Financial Statements of Business Acquired.

                           Financial statements required to be filed pursuant to
                           Item 7 of Form 8-K filed June 18, 1996, for WCAR-AM, Livonia, Michigan.

                  (b)  Pro Forma Financial Information.

                           Pro forma financial information required to be filed pursuant to Item 7 of Form 8-K filed June 18, 1996, for Children's Broadcasting Corporation.

                  (c)  Exhibits

                           Consent of Kleiman, Carney & Greenbaum.



                           WOLPIN BROADCASTING COMPANY
                                 BALANCE SHEETS

                                     ASSETS
                                                         December 31, March 31,
                                                             1995       1996
                                                           (Audited) (Unaudited)
                                                           --------   --------
Current Assets
  Cash                                                     $  2,102   $ 23,344
     Accounts Receivable (Including Barter
       Of $9,231 In 1996 And $13,216 In
       1995)                                                 38,624     29,619
  Prepaid Expenses                                           10,468      4,766
                                                           --------   --------

    Total Current Assets                                     51,194     57,729
                                                           --------   --------

Property And Equipment
  Broadcasting Equipment                                    282,341    282,341
  Leasehold Improvements                                     24,387     24,387
  Office Furniture And Equipment                             31,227     31,227
  Vehicle                                                       500        500
                                                           --------   --------
                                                            338,455    338,455
    Less:  Accumulated Depreciation                         329,156    329,867
                                                           --------   --------
      Property And Equipment At Depreciated Cost              9,299      8,588
                                                           --------   --------
Other Asset
  License And Goodwill                                      273,465    273,465
                                                           --------   --------

    Total Assets                                           $333,958   $339,782
                                                           ========   ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Note Payable - Bank                                      $   --     $ 25,000
  Accounts Payable
    Trade                                                    16,374     20,973
    Barter And Deposits                                      30,718     20,534
  Employees' Deduction For Withheld Taxes                     1,293        776
  Accrued Expenses
    Salaries And Wages                                        3,634      6,433
    Taxes, Other Than Income                                  1,851      1,089
                                                           --------   --------

      Total Current Liabilities                              53,870     74,805
                                                           --------   --------

Stockholders' Equity
  Common Stock, $1 Par Value; 200,000 Shares Authorized;
    Issued And Outstanding, 75,000 Shares                    75,000     75,000
  Retained Earnings                                         205,088    189,977
                                                           --------   --------

      Total Stockholders' Equity                            280,088    264,977
                                                           --------   --------

        Total Liabilities And Stockholders' Equity         $333,958   $339,782
                                                           ========   ========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS





                           WOLPIN BROADCASTING COMPANY
                              STATEMENTS OF INCOME


                                                   Year Ended December 31,  Three Months Ended March 31,
                                                   -----------------------  ---------------------------
                                                      1994        1995          1995        1996
                                                    (Audited)   (Audited)    (Unaudited) (Unaudited)
                                                    --------    --------      --------    --------
Sales
  Station Time (Including $57,433 Barter Sales
    In 1994, $57,502 In 1995 And $17,316 In 1996)   $643,441    $575,252      $147,949    $108,208
      Less:  Commissions - Agencies                   10,110       9,211         2,066       1,534
                                                    --------    --------      --------    --------

        Net Sales                                   $633,331    $566,041      $145,883    $106,674
                                                    --------    --------      --------    --------

Operating Expenses
  Technical                                          116,027     100,992        18,626      28,885
  Program                                             15,624      16,869         3,277       3,706
  Selling                                            110,274     106,009        32,801      22,219
  General And Administrative                         264,247     251,158        62,197      66,975
                                                    --------    --------      --------    --------

    Total Operating Expenses                         506,172     475,028       116,901     121,785
                                                    --------    --------      --------    --------

      Net Income                                    $127,159    $ 91,013      $ 28,982   ($ 15,111)
                                                    ========    ========      ========    ========



                 See Accompanying Notes To Financial Statements




                           WOLPIN BROADCASTING COMPANY
                         STATEMENTS OF RETAINED EARNINGS


                                                    Year Ended December 31,  Three Months Ended March 31,
                                                    -----------------------  ---------------------------
                                                       1994        1995          1995        1996
                                                     (Audited)   (Audited)    (Unaudited) (Unaudited)
                                                     --------    --------      --------    --------
Balance, Beginning Of Year                           $196,916    $229,075      $229,075    $205,088

Addition
  Net Income                                          127,159      91,013        28,982         --
                                                     --------    --------      --------    --------
                                                      324,075     320,088       258,057     205,088

Deduction
  Stockholders' Distributions/net Loss                 95,000     115,000          --       (15,111)
                                                     --------    --------      --------    --------

Balance, End Of Period                               $229,075    $205,088      $258,057    $189,977
                                                     ========    ========      ========    ========



                 See Accompanying Notes To Financial Statements




                           WOLPIN BROADCASTING COMPANY
                            STATEMENTS OF CASH FLOWS


                                                                      Year Ended December 31,  Three Months Ended March 31,
                                                                     -------------------------  ------------------------
                                                                        1994          1995         1995         1996
                                                                      (Audited)     (Audited)   (Unaudited)  (Unaudited)
                                                                      ---------     ---------    ---------    ---------
Operating Activities
  Net Income/(loss)                                                    $127,159      $ 91,013     $ 28,982    ($ 15,111)
  Charges To Net Income, Not Requiring The Use Of Cash
    Depreciation                                                          3,156         2,350          505          711
    Loss On Disposal Of Equipment                                           686          --           --           --
  Change In Operating Assets And Liabilities That Provide (Use) Cash
    Accounts Receivable And Prepaid Expenses                               (858)       (4,102)       5,527       14,707
    Accounts Payable, Accrued Expenses And Employees' Deductions
      For Withheld Taxes                                                (11,162)      (17,765)      17,858       (4,065)
                                                                      ---------     ---------    ---------    ---------

        Cash Provided By Operating Activities                           118,981        71,496       52,872       (3,758)
                                                                      ---------     ---------    ---------    ---------

Financing Activities
  Proceeds Of Note Payable                                                 --            --           --         25,000
                                                                      ---------     ---------    ---------    ---------

      Cash Provided By Financing Activities                                --            --           --         25,000
                                                                      ---------     ---------    ---------    ---------

Investing Activities
  Proceeds From Sale Of Equipment                                           300          --           --           --
  Purchase Of Property And Equipment                                       (500)       (5,664)        --           --
  Stockholders' Distributions                                           (95,000)     (115,000)        --           --
                                                                      ---------     ---------    ---------    ---------

      Cash Used By Investing Activities                                 (95,200)     (120,664)        --           --
                                                                      ---------     ---------    ---------    ---------

Increase (Decrease) In Cash                                              23,781       (49,168)      52,872       21,242

Cash, Beginning Of Year                                                  27,489        51,270       51,270        2,102
                                                                      ---------     ---------    ---------    ---------

Cash, End Of Period                                                   $  51,270     $   2,102    $ 104,142    $  23,344
                                                                      =========     =========    =========    =========

Supplemental Cash Flow Disclosure
  Cash Paid During The Period For Interest                            $    --       $    --      $    --      $     137
                                                                      =========     =========    =========    =========



                 See Accompanying Notes To Financial Statements




                           WOLPIN BROADCASTING COMPANY
                          NOTES TO FINANCIAL STATEMENTS
    For The Year Ended December 31, 1995 And The Quarter Ended March 31, 1995



Note 1 - Summary Of Significant Accounting Policies

Business Activity

         The corporation owns and operates an am radio station in Garden City, Michigan.

Property and Depreciation

         All tangible property is recorded at cost. Expenditures for maintenance and repairs are charged to operations in the year incurred. Property is depreciated over the following estimated useful lives, using the designation methods of depreciation:

          Broadcasting Equipment               7 Years  200% Declining Balance
          Leasehold Improvements              15 Years  150% Declining Balance
          Office Furniture And Equipment     5-7 Years  200% Declining Balance
          Vehicle                              5 Years  200% Declining Balance

License and Goodwill

         The license and goodwill represents a portion of the costs paid in May, 1969 to acquire the broadcasting business from its preceding owner.

Federal Income Tax

         The stockholders of the corporation have elected under Section 1362(a) of the internal revenue code to be taxed as an S corporation and, accordingly, no income tax provision is accrued herein.

Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results could differ from those estimates.

Note 2 - Related Entity

         Wolpin Broadcasting Company pays rent on a month to month basis, for its premises to an entity which is related to the corporation by controlled ownership. The annual rental payments are $18,000.

Note 3 - Note Payable - Bank

         At March 31, 1996 the note payable to a bank represents the outstanding balance of a $50,000 line of credit, expiring September, 1996. The note is unsecured and personally guaranteed by the majority stockholder.
Interest is payable quarterly at the prime rate.

Note 4 - Subsequent Event

         In January, 1996, the company entered into an agreement to sell substantially all of its assets for $1,260,000. A deposit of $100,000 towards the sale is being held by the company's legal counsel. The closing is scheduled to take place in early June, 1996.



        Unaudited pro forma financial position as if the acquisitions had occurred March 31, 1996 would be:

                                                 Radio     Pro forma         Combined      Wolphin    Pro forma
                                      CBC      Elizabeth   Adjustments         Total    Broadcasting  Adjustments        Total
                                  -----------  ----------  -----------      -----------  ----------   ----------      -----------
March 31, 1996:

  Current assets                  $16,868,827  $  327,412  $      --        $17,196,239  $   57,729   $  (57,729)(2)  $17,196,239
  Deffered expenses                 1,978,890                                 1,978,890                                 1,978,890
  Property and equipment            3,033,401     152,088      137,912 (1)    3,323,401       8,588      306,412 (2)    3,638,401
  Broadcast licenses                4,913,259      26,351   10,801,688 (1)   15,741,298     273,465      911,535 (2)   16,926,298
  Other assets                      1,305,215                                 1,305,215                                 1,305,215
                                  -----------  ----------  -----------      -----------  ----------   ----------      -----------
    Total assets                  $28,099,592  $  505,851  $10,939,600      $39,545,043  $  339,782   $1,160,218      $41,045,043
                                  ===========  ==========  ===========      ===========  ==========   ==========      ===========

  Current liabilities             $ 3,062,072  $1,032,068  $(1,032,168)(1)  $ 3,061,972  $   74,805   $  (74,805)(2)  $ 3,061,972
  Long-term debt                      662,447                                   662,447                                   662,447
  Other liabilities                    50,899                                    50,899                                    50,899
  Redeemable convertible                                                                                                        0
     preferred stock                2,286,386                                 2,286,386                                 2,286,386
  Shareholders' equity (deficit)   22,037,788    (526,217)  11,971,768 (1)   33,483,339     264,977    1,235,023 (2)   34,983,339
                                  -----------  ----------  -----------      -----------  ----------   ----------      -----------

    Total liabilities and
       shareholders' equity       $28,099,592  $  505,851  $10,939,600      $39,545,043  $  339,782   $1,160,218      $41,045,043
                                  ===========  ==========  ===========      ===========  ==========   ==========      ===========


Pro forma adjustments to financial position:

(1) Purchase accounting adjustments associated with the acquisition of Radio Elizabeth, Inc.,including: (i) adjustment of property and equipment to a fair market value of $290,000 (ii) seller obligation to repay all liabilities out of the proceeds of the sale totalling $1,032,068 at March 31, 1996; (iii) common stock valued at $11,500,000 to be issued to finance the purchase and (iv) $10,828,039 of broadcast license value purchased, allocated $750,000 to 1530 AM and $10,087,039 to 1660 AM.

(2) Purchase accounting adjustments associated with the acquisition of Wolpin Broadcasting Company,including: (1) seller to retain title to all current assets
(ii) adjustment of existing property and equipment to a fair market value of $75,000 and record land purchased in conjunction with the acquisition valued at $240,000 (iii) $1,185,000 of broadcast license value purchased (iv) seller obligation to repay all liabilities out of the proceeds of the sale totalling $74,805 at March 31, 1996; and (iii) common stock valued at $1,500,000 to be issued to finance the purchase.




Year Ended December 31, 1995:

                           Children's      Radio                                       Wolpin
                          Broadcasting   Elizabeth,    Pro Forma        Combined     Broadcasting   Pro Forma
                           Corporation     Inc.        Adjustments        Total        Company     Adjustments        Total
                           -----------  -----------    -----------     -----------   -----------   -----------     -----------

Revenues                   $ 5,106,545  $   405,173    $  (405,173)(1) $ 5,112,545   $   566,041   $               $ 5,678,586
                                                             6,000 (4)                                                    --

Operating expenses                                        (421,167)(1)
                            10,006,059      421,167        577,652 (2)  10,583,711       475,028        66,275(5)   11,125,014
                           -----------  -----------    -----------     -----------   -----------   -----------     -----------
Income (loss) from
  operations                (4,899,514)     (15,994)      (555,658)     (5,471,166)       91,013       (66,275)     (5,446,428)
Reorganization items                        (28,751)        28,751 (1)           0                                           0
Interest expense, net       (1,208,263)     (35,480)        35,480 (1)  (1,208,263)                                 (1,208,263)
Income taxes                                    (55)            55 (1)           0                                           0
                           -----------  -----------    -----------     -----------   -----------   -----------     -----------
Net Income (loss)          $(6,107,777) $   (80,280)   $  (491,372)    $(6,679,429)  $    91,013   $   (66,275)    $(6,654,691)
                           ===========  ===========    ===========     ===========   ===========   ===========     ===========

Net loss per share         $     (2.22)                                                                            $     (1.74)
                           ===========                                                                             ===========
Weighted average number
  of shares outstanding      2,815,500                                                                               3,815,500
                           ===========                                                                             ===========


Three Months Ended March 31, 1996:

Revenues                   $ 1,216,023  $    78,964    $   (78,964)(1) $ 1,217,523   $   106,674   $               $ 1,324,197
                                                             1,500 (4)

Operating expenses                                         144,413 (2)
                             2,823,990       90,798        (90,798)(1)   2,968,403       121,785        85,781       3,175,969
                           -----------  -----------    -----------     -----------   -----------   -----------     -----------
Income (loss) from
  operations                (1,607,967)     (11,834)      (131,079)     (1,750,880)      (15,111)      (85,781)     (1,851,772)
Reorganization items
Interest expense, net         (267,906)      (9,998)         9,998 (1)    (267,906)                                   (267,906)
Income taxes
                           -----------  -----------    -----------     -----------   -----------   -----------     -----------

Net Income (loss)          $(1,875,873) $   (21,832)   $  (121,081)    $(2,018,786)  $   (15,111)  $   (85,781)    $(2,119,678)
                           ===========  ===========    ===========     ===========   ===========   ===========     ===========

Net loss per share         $     (0.63)                                                                            $     (0.52)
                           ===========                                                                             ===========
Weighted average number
  of shares outstanding      3,062,500                                                                               4,062,500
                           ===========                                                                             ===========



Pro forma adjustments to operations:

        (1) Eliminate the revenue and operating expenses related to the operation of radio station WJDM 1530 AM to give effect for the local programming agreement.

        (2) Reflects an adjustment to depreciation and amortization expense related to property and equipment and broadcast licenses acquired from Radio Elizabeth, Inc. as if the transaction had occurred on January 1, 1995. Straight-line depreciation is calculated over eight years for equipment and the broadcast license is amortized over a twenty year life.


        (3) Pursuant to the terms of the agreement with the sellers of Radio Elizabeth, Inc. the final acquisition price paid at closing was reduced for all monthly LMA fees paid by CBC prior to closing. These payments, aggregating $320,000 have been reflected as part of the actual acquisition cost of Radio Elizabeth, Inc. to be consistent with the substance of the transaction. Accordingly, no pro-forma adjustment has been recorded for these payments.


        (4) LMA fee of $500 per month paid by the seller to CBC for the continued rights to broadcast on 1530 AM.


        (5) Reflects an adjustment to depreciation and amortization expense related to property and equipment and broadcast licenses acquired from Wolpin Broadcasting Company as if the transaction had occurred on January 1, 1995. Straight-line depreciation is calculated over eight years for equipment and the broadcast license is amortized over a twenty year life.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CHILDREN'S BROADCASTING
                                              CORPORATION




Date:  January 31, 1997                     By /s/ James G. Gilbertson
                                               -----------------------
                                              James G. Gilbertson
                                              Chief Operating Officer and
                                              Treasurer